UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 22, 2006

SONICWALL, INC.
(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	000-27723 (Commission File Number)	77-0270079 (I.R.S. Employer Identification Number)
1143 Borregas Avenue
Sunnyvale, California 94089
(408) 745-9600
(Address, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Explanatory Note
This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by SonicWALL, Inc. on February 28, 2006 to include the financial information required under Item 9.01.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
The audited financial statements of MailFrontier, Inc. as of December 31, 2005 is filed as Exhibit 99.1 to this amendment and incorporated herein by this reference.
(b)	Pro Forma Financial Information
The unaudited pro forma condensed financial information is filed as Exhibit 99.2 to this amendment and incorporated here in by this reference.
(d)	Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Historical Financial Statements of MailFrontier, Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonicwall, Inc

By:	/s/ Robert D. Selvi

Chief Financial Officer
Dated: May 10, 2006

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EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Historical Financial Statements of MailFrontier, Inc.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements